UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: APRIL 15, 2008

VISUALANT, INCORPORATED (formerly Starberrys Corporation)
(Exact name of Registrant as specified in its charter)
Nevada	0-25541	91-1948357
(State or jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
500 Union Street, Suite 406 Seattle, Washington 98101 (206) 903-1351
(Address of Registrant’s principal executive office and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -- Other Events

Item  8.01 Other Events.

On April 15, 2008 Visualant announced the formation of a majority owned Japanese subsidiary.  Visualant Kabushiki Kaisha (“KK”) is headquartered in Tokyo, Japan.

Item 9.01  Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1	Press Release of Visualant, Inc. dated April 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: VISUALANT, INCORPORATED

Date: April 15, 2008	By:	/s/ Bradley E. Sparks
Bradley E. Sparks, CEO